Reserve Fund (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Reserve Fund [Abstract]
Gross proceeds percentage	75.00%
Initial public offering in excess	$ 25,000
Reserve fund		$ 36,023
Other expense	1,618
Balance of reserve fund	$ 34,405
Investment policy of reserve funds, description	the INX’s Board of Directors approved the Investment Policy of the Reserve Fund. Per the approved Policy, as amended on August 11, 2022, the Reserve Fund, post the amendment, shall be invested as follows: minimum 15% in cash and bank deposits, up to 70% in U.S Treasury securities, up to 20% shall be invested in exchange traded funds and up to 50% in corporate bonds and other instruments with the lowest investment grade rating of BBB.